Exhibit 10.1


               SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


         THIS SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER (this "Amendment") is entered into as of May 31, 2000 by and among VANTAS Incorporated, a Nevada corporation ("VANTAS"), and FrontLine Capital Group, a Delaware corporation (formerly known as Reckson Services Industries, Inc.) ("RSI"), on the one hand, and HQ Global Workplaces, Inc., a Delaware corporation (the "Company"), and CarrAmerica Realty Corporation, a Maryland corporation ("CarrAmerica"), on the other hand.

                              W I T N E S S E T H

         WHEREAS, VANTAS and RSI, on the one hand, and the Company and CarrAmerica, on the other hand, have executed the Agreement and Plan of Merger dated as of January, 20, 2000 and as amended as of April 29, 2000 (such agreement, as heretofore, hereby or hereafter amended, the "Merger Agreement") pursuant to which VANTAS is to merge with and into the Company, with the Company being the Surviving Corporation;

         WHEREAS, the parties hereto intend to amend the Merger Agreement as provided herein; and

         WHEREAS, capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Merger Agreement.

         NOW, THEREFORE, in consideration of the aforesaid and the respective representations, warranties, covenants and agreements hereinafter set forth, the parties, intending to be legally bound, agree as follows:

         1. The form of Indemnification and Escrow Agreement attached to the Merger Agreement as Exhibit E is hereby amended and restated in its entirety as the form of Indemnification and Escrow Agreement attached hereto as Exhibit A.

         2. Schedule 1(e) to the Merger Agreement is hereby amended by deleting such Schedule in its entirety and replacing it with a new Schedule 1(e) attached to this Amendment.

         3. Schedule 5(c) to the Merger Agreement is hereby amended by adding the following at the end thereto:

          "o With respect to the above-described Credit Agreement, such agreement contains certain financial covenants, one of which requires VANTAS not to exceed a maximum ratio of consolidated indebtedness to consolidated earnings before interest, income taxes, depreciation and amortization. There are also other covenants pertaining to additional financial ratios and limitations on capital expenditures. At March 31, 2000, VANTAS did not meet certain of its financial covenants."

         4. Schedule 5(d) to the Merger Agreement is hereby amended by replacing the words "o 2,677,158 Series E Convertible Preferred Stock" in their entirety under the caption "Number of Shares Issued and Outstanding" and replacing the same with the words "o __________ Series E Convertible Preferred Stock".

         5. Annex A to the Merger Agreement is hereby amended by replacing the number "955,555,556" in the Section entitled "HQ Ownership %" and replacing it with the number "962,211,634".

         6. RSI hereby forever waves and discharges any claims that it may have against HQ Global Holdings, Inc., a Delaware corporation ("Holdco") under
Section 11(a) of that certain Exchange Agreement dated as of June 1, 2000 by and between Holdco and RSI (the "Exchange Agreement") or otherwise as a result of a breach of the representations and warranties of Holdco contained in
Section 2 of the Exchange Agreement.

         7. The Company and CarrAmerica represent and warrant, each as to itself only, that each of the Company and CarrAmerica has the requisite capacity and authority, and has taken all action necessary in order, to execute, deliver and perform its respective obligations under this Amendment. This Amendment is a legal, valid and binding obligation of each of CarrAmerica and the Company, enforceable in accordance with its terms, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights generally including such general equitable principles as may apply in the enforcement of creditors' rights.

         8. RSI and VANTAS represent and warrant, each as to itself only, that each of RSI and VANTAS has the requisite capacity and authority, and has taken all action necessary in order, to execute, deliver, and perform its respective obligations under this Amendment. This Amendment is a legal, valid and binding obligation of each of RSI and VANTAS, enforceable in accordance with its terms, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights generally including such general equitable principles as may apply in the enforcement of creditors' rights.

         9. This Amendment and the other agreements referred to herein represent the entire understanding of the parties with respect to the subject matter contained herein. This Amendment may not be amended, modified or waived except in a writing signed by the party against whom enforcement of such amendment, modification or waiver is sought. This Amendment shall be construed and interpreted in accordance with the internal laws of the State of Delaware, without reference to the conflict of laws principles contained herein. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which, when taken together, shall constitute one and the same instrument.


         10. Section 19 (iii) to the Merger Agreement is hereby amended and restated by replacing it in its entirety with the following:

                           "if to VANTAS or RSI,


                           VANTAS Incorporated
                           c/o FrontLine Capital Group
                           1350 Avenue of the Americas
                           32nd Street
                           New York, NY, 10019

                           Telecopy No: (212) 931-8001
                           Attention:       Scott H. Rechler
                                            Jason Barnett

                           With copies to:

                           Brown & Wood LLP
                           One World Trade Center
                           New York, NY 10048

                           Telecopy No: (212) 839-5599
                           Attention:       Joseph W. Armbrust, Jr.
                                            J. Gerard Cummins"

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.

                                        HQ GLOBAL WORKPLACES, INC.


                                        By:    /s/ Joseph D. Wallace
                                            --------------------------------
                                        Name:  Joseph D. Wallace
                                        Title: Executive Vice President
                                               and Chief Operating Officer


                                        VANTAS INCORPORATED


                                        By:    /s/ Stephen M. Rathkopf
                                            --------------------------------
                                        Name:  Stephen M. Rathkopf
                                        Title: Secretary


                                        CARRAMERICA REALTY CORPORATION


                                        By:    /s/ Karen B. Dorigan
                                            --------------------------------
                                        Name:  Karen B. Dorigan
                                        Title: Managing Director


                                        FRONTLINE CAPITAL GROUP


                                        By:    /s/ Jason Barnett
                                            --------------------------------
                                        Name:  Jason Barnett
                                        Title: Executive Vice President
                                               and General Counsel

                                 Schedule 1(e)


                                   Directors


         Name                                                   Class

1.       Scott Rechler - Chairman                               2003

2.       Michael Maturo                                         2002

3.       Stephen Rathkopf                                       2001

4.       Thomas Carr                                            2003

5.       Gary Kusin                                             2002

                                   Exhibit A


                 Form of Indemnification and Escrow Agreement